EXHIBIT 10.2

Health Discovery Corporation
2 East Bryan Street, Suite 1500
Savannah, Georgia 31401

September 28, 2012

Stafford O’Kelly
Abbott Molecular	VIA Email

Stafford,

Health Discovery Corporation has received your notice that Abbott Molecular is not interested in moving forward with the Prostate Cancer License and Development Agreements.  It is our understanding that this results in a termination of these Agreements and we are in agreement with you and want to terminate the Agreements as well. Let this notice serve that the Agreements are now officially jointly terminated and that Abbott Molecular no longer has any rights granted to them under these Agreements.

Sincerely,

/s/ Stephen D. Barnhill, M.D.
Stephen D. Barnhill, M.D.
Chairman and Chief Executive Officer
Health Discovery Corporation

Health Discovery Corporation
2 East Bryan Street, Suite 1500
Savannah, Georgia 31401

September 28, 2012

Nicholas Conti
Quest Diagnostics	VIA Email

Nick,

Health Discovery Corporation has received your notice that Quest Diagnostics is not interested in moving forward with the Prostate Cancer License and Development Agreements and not making any additional payments required under such Agreements. It is our understanding that this results in a termination of these Agreements and we are in agreement with you and want to terminate the Agreements as well. Let this notice serve that the Agreements are now officially jointly terminated and that Quest Diagnostics no longer has any rights granted to them under these Agreements nor does Quest Diagnostics have any additional obligations under such Agreements.

Sincerely,

/s/ Stephen D. Barnhill, M.D.
Stephen D. Barnhill, M.D.
Chairman and Chief Executive Officer
Health Discovery Corporation

Health Discovery Corporation
2 East Bryan Street, Suite 1500
Savannah, Georgia 31401

September 28, 2012

Nicholas Conti
Quest Diagnostics	VIA Email

Nick,

Health Discovery Corporation and SmartPerMed have received your notice that Quest Diagnostics is not interested in moving forward with the Breast Cancer License and Development Agreements and not making any additional payments required under such Agreements. It is our understanding that this results in a termination of these Agreements and we are in agreement with you and want to terminate the Agreements as well. Let this notice serve that the Agreements are now officially jointly terminated and that Quest Diagnostics no longer has any rights granted to them under these Agreements nor does Quest Diagnostics have any additional obligations under such Agreements.

Sincerely,

/s/ Stephen D. Barnhill, M.D.
Stephen D. Barnhill, M.D.
Chairman and Chief Executive Officer
Health Discovery Corporation